UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2012

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

On December 9, 2012 at the 2012 Annual Meeting of the American Society of Hematology (“ASH”), the following presentations related to Pharmacyclics, Inc.’s ibrutinib and ibrutinib combinations were presented:

•	A Phase II Multicenter Study of the Histone Deacetylase Inhibitor (HDACi) Abexinostat (PCI-24781) in Relapsed/ Refractory Follicular Lymphoma (FL) and Mantle Cell Lymphoma (MCL).

•	The Btk inhibitor Ibrutinib in combination with rituximab is well tolerated and displays profound activity in high-risk Chronic Lymphocytic Leukemia (CLL) patients

•
The Bruton's Tyrosine Kinase (BTK) Inhibitor Ibrutinib Promotes High Response Rate, Durable Remissions, and Is Tolerable in Treatment Naïve (TN) and Relapsed or Refractory (RR) CLL or SLL Patients Including Patients with High-Risk (HR) Disease: New and Updated Results of 116 Patients in a Phase Ib/II Study

•	Bruton's Tyrosine Inhibitor Ibrutinib (PCI-32765) is Active and Tolerated in Relapsed Follicular Lymphoma

Copies of each such presentation are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively and are incorporated herein by reference.

The information in this Item 7.01 to this Current Report on Form 8-K, and the related exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Item 7.01 will not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	HDAC Follicular Lymphoma & Mantle Cell Lymphoma Oral Presentation.
99.2	Ibrutinib Chronic Lymphocytic Leukemia Oral Presentation.
99.3	Ibrutinib Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma Oral Presentation.
99.4	Ibrutinib Follicular Lymphoma Oral Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2012

PHARMACYCLICS, INC.

By:	/s/ Joshua T. Brumm
Name: Joshua T. Brumm
Title: Executive Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	HDAC Follicular Lymphoma & Mantle Cell Lymphoma Oral Presentation.
99.2	Ibrutinib Chronic Lymphocytic Leukemia Oral Presentation.
99.3	Ibrutinib Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma Oral Presentation.
99.4	Ibrutinib Follicular Lymphoma Oral Presentation.